UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENVIRONMENTAL POWER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Stockholders of Environmental Power Corporation, a Delaware corporation (the “Company” or “EPC”), will be held on Wednesday, June 23, 2004 at 11:00 a.m. E.D.T., at the Hyatt Harborside, 101 Harborside Drive, Boston, Massachusetts, for the following purposes:

1.	To elect the following nominees to EPC’s Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified: Joseph E. Cresci, Donald A. Livingston, Kamlesh R. Tejwani, Robert I. Weisberg, John R. Cooper, Jessie J. Knight, Jr. and August Schumacher, Jr.; and

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only holders of record of the Company’s Common Stock as reflected on the stock transfer books of the Company at the close of business on May 12, 2004 will be entitled to notice of and to vote at the meeting. In accordance with Delaware corporate law, the Company will make available for examination by any stockholder entitled to vote at the meeting a complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order. This stockholder list will be available for examination for any purpose germane to the meeting, during ordinary business hours, for at least 10 days prior to the meeting, at the offices of the Company. All stockholders are cordially invited to attend the meeting.

Please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person.

By Order of the Board of Directors,

Portsmouth, New Hampshire	Joseph E. Cresci
May 21, 2004	Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

PROXY STATEMENT

May 21, 2004

The Board of Directors of Environmental Power Corporation, a Delaware corporation (“we”, “us”, the “Company” or “EPC”), is soliciting proxies in the form enclosed with this proxy statement for use at the Company’s Annual Meeting of Stockholders to be held on Wednesday, June 23, 2004 at 11:00 a.m. E.D.T. at the Hyatt Harborside, 101 Harborside Drive, Boston, Massachusetts, and any adjournments thereof (the “Meeting”).

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

How Proxies Work

EPC’s Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Meeting in the manner that you direct, or if you do not direct us, in the manner as recommended by the Board of Directors in this proxy statement. You may vote for the director nominees or withhold your vote for any nominee. You also may vote for or against the other proposals or abstain from voting.

Who May Vote

Holders of EPC’s Common Stock at the close of business on May 12, 2004 are entitled to receive notice of and to vote their shares at the Meeting. As of May 12, 2004, there were 31,247,949 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Meeting.

How to Vote

You may vote in person at the Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Meeting in person. You may change your vote at the Meeting in one of the ways described below. All shares represented by proxies that have been properly voted and not revoked will be voted at the Meeting. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If you choose to vote by proxy, simply mark your proxy, date and sign it, and return it in the enclosed postage-paid envelope. If you attend the Annual Meeting, you will be able to vote your shares, even if you already voted by mail. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

Revoking a Proxy

You may revoke your proxy before it is voted by:

•	providing written notice to the corporate Secretary of EPC before or at the Meeting;

•	submitting a new proxy with a later date; or

•	voting by ballot at the Meeting.

The last vote you submit chronologically (by any means) will supersede your prior vote(s). Your attendance at the Meeting will not, by itself, revoke your proxy.

Quorum

In order to carry on the business of the Meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the Meeting, either by proxy or in person. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Treasury shares, which are shares owned by EPC itself, are not voted and do not count for this purpose.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

Votes Needed

The director nominees who receive the most votes will be elected to fill the seats on the Board of Directors. Approval of any other proposals properly brought before the Meeting requires the favorable vote of a majority of the votes cast. Only votes for or against a proposal count as votes cast. Abstentions and broker non-votes are not counted as votes cast and therefore will have no effect on the outcome of the matters to be voted on at the Meeting. Broker non-votes occur when a broker returns a proxy, but indicates that it does not have authority to vote on a particular proposal.

Voting on Other Matters

If other matters are properly presented at the Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date that this Proxy Statement went to press, we did not know of any other matters to be raised at the Meeting and, pursuant to the Company’s Bylaws, the date by which other matters must have been submitted has passed.

Solicitation of Proxies

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of Common Stock held in their names and, as required by law, the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

OWNERSHIP OF EPC’S COMMON STOCK

Beneficial Ownership of Directors, Officers and 5% Stockholders

5% or Greater Stockholders

The following table sets forth as of April 1, 2004 the name of each person who, to our knowledge, owned beneficially more than 5% of the shares of Common Stock of EPC outstanding at such date, the number of shares owned by each of such persons and the percentage of the class represented thereby.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class
Joseph E. Cresci c/o Environmental Power Corporation One Cate Street, 4th Floor Portsmouth, NH 03801	5,500,011	(2)	20.6%

Donald A. Livingston c/o Environmental Power Corporation One Cate Street, 4th Floor Portsmouth, NH 03801	2,850,505		10.7%

Lewis Warshauer c/o Red Bank Radiologists, P.A. 6 Riverview Plaza Red Bank, NJ 07701	2,000,000	(3)	7.5%

John O’Shea c/o Westminster Securities Corporation 100 Wall Street, 7th Floor New York, NY 10005	1,610,000		6.0%

(1)	Except as otherwise indicated, the named person has sole voting and investment power with respect to the shares. Except as indicated in the following notes all shares are held beneficially and of record. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of April 15, 2004 are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any person.
(2)	Includes 3,643,618 shares held in a revocable trust for the benefit of members of Mr. Cresci’s family, of which Mr. Cresci is the trustee, and 59,730 shares held in trust for the benefit of Mr. Cresci and his children, as to which Mr. Cresci has shared voting and investment power; but does not include 20,000 shares owned by Mr. Cresci’s wife, as to which shares Mr. Cresci has neither voting nor investment power and as to which shares he disclaims beneficial ownership. Also includes 1,000,000 shares which Mr. Cresci deposited into a voting trust on November 20, 1996 and in which James F. Powers has beneficial ownership in his capacity as trustee with sole voting power. Mr. Cresci also has beneficial ownership in such shares which are evidenced by voting trust certificates held by The Cresci Family Limited Partnership of which Mr. Cresci is the sole general partner with sole dispositive power.
(3)	Includes 1,630,000 shares as to which Mr. Warshauer has sole voting and dispositive power, and 370,000 shares as to which he has shared voting and dispositive power, which are owned jointly with his wife.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

Directors and Named Executive Officers

The following table sets forth as of April 1, 2004 the number and percentage of outstanding shares of Common Stock beneficially owned by our Named Executives, Directors, and Directors and Officers as a group.

Name of Director/Officer & Date First Joined EPC (1)	Positions and Offices	Amount and Nature of Beneficial Ownership (2)		Percentage of Class
Joseph E. Cresci - 1982	Chairman and Director	5,500,011	(3)	20.6%
Kamlesh R. Tejwani - 2003	President and Chief Executive Officer	0		*
Donald A. Livingston - 1982	Executive Vice President	2,850,505		10.7%
Robert I. Weisberg - 1994	Director	786,250	(4)	2.9%
August Schumacher, Jr. - 2002	Director	250,000	(5)	*
Jessie Knight, Jr. - 2002	Director	250,000	(6)	*
John Cooper - 2003	Director	100,000	(7)	*
R. Jeffrey Macartney - 2002	Chief Financial Officer	90,000	(8)	*
All Directors and Officers as a Group	(8 Individuals)	9,826,766	(9)	35.3%

*	Less than 1%
(1)	Each of the named individuals has an address c/o Environmental Power Corporation, One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801.
(2)	Except as otherwise indicated, the named person has sole voting and investment power with respect to the shares. Except as indicated in the following notes all shares are held beneficially and of record by the named person.
(3)	Includes 3,643,618 shares held in a revocable trust for the benefit of members of Mr. Cresci’s family, of which Mr. Cresci is the trustee, and 59,730 shares held in trust for the benefit of Mr. Cresci and his children, as to which Mr. Cresci has shared voting and investment power; but does not include 20,000 shares owned by Mr. Cresci’s wife, as to which shares Mr. Cresci has neither voting nor investment power and as to which shares he disclaims beneficial ownership. Also includes 1,000,000 shares which Mr. Cresci deposited into a voting trust on November 20, 1996 and in which James F. Powers has beneficial ownership in his capacity as trustee with sole voting power. Mr. Cresci also has beneficial ownership in such shares which are evidenced by voting trust certificates held by The Cresci Family Limited Partnership of which Mr. Cresci is the sole general partner with sole dispositive power.
(4)	Includes 500,000 shares that Mr. Weisberg has the right to acquire pursuant to stock options and 50,000 shares which Alco Financial Services, LLC has the right to acquire pursuant to warrants that are all currently exercisable. Also includes 156,250 which Mr. Weisberg may be deemed to own beneficially as a result of his agreement with another stockholder regarding the purchase of 312,500 shares in EPC’s 2003 private placement, half of which shares were purchased for Mr. Weisberg’s benefit but which were mistakenly registered in the other stockholder’s name.
(5)	Includes 250,000 shares that Mr. Schumacher has the right to acquire pursuant to stock options that are all currently exercisable.
(6)	Includes 150,000 shares that Mr. Knight has the right to acquire pursuant to stock options that are all currently exercisable.
(7)	Includes 100,000 shares that Mr. Cooper has the right to acquire pursuant to stock options that are all currently exercisable.
(8)	Includes 25,000 shares Mr. Macartney has the right to acquire pursuant to stock options that are currently exercisable and 25,000 shares that Mr. Macartney has the right to acquire pursuant to stock options that are exercisable within 60 days of April 1, 2004.
(9)	Includes 1,100,000 shares that directors and officers have the right to acquire pursuant to various stock options or warrants that are currently exercisable or exercisable within 60 days of April 1, 2004.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

EPC’s Board of Directors (referred to as the “Board of Directors” or the “Board”) consists of seven members. The Company’s by-laws presently state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is seven. The Board of Directors is responsible for monitoring the overall performance of the Company. Among other things, the Board of Directors, directly and through its committees, establishes corporate policies; reviews the performance of the Chief Executive Officer and other executives; reviews and approves certain transactions; and reviews the Company’s long-term strategic plans. In accordance with general corporate legal principles applicable to corporations organized under the laws of Delaware, the Board of Directors does not control the day-to-day management of the Company. Members of the Board of Directors keep informed about the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports regularly sent to them by management, and through discussions with the Chairman, the Chief Executive Officer and other officers.

The Board of Directors of the Company held seven (7) meetings during the fiscal year ended December 31, 2003. Each member of the Board of Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and each committee on which he served.

Committees of the Board

The Board of Directors has established an Audit Committee, a Compensation Committee and an Executive Committee, each of which is described briefly below.

The Audit Committee is responsible for overseeing the accounting, financial reporting and audit processes of the Company, including the selection and retention of the Company’s independent certified public accountants. The Audit Committee meets from time to time with EPC’s financial personnel, internal audit staff and independent auditors regarding these matters. The Audit Committee may retain independent counsel, accountants, or others to assist it in the conduct of any investigation and the Company will provide appropriate funding for payment of such services, as determined by the Audit Committee. The Audit Committee is currently comprised of Messrs. Cooper and Knight. The board of directors of EPC has designated Mr. Cooper as an audit committee financial expert under Item 401(h) of Regulation S-K. Mr. Cooper is “independent” as defined under applicable SEC rules as well as NASDAQ rules applicable to issuers listed on the NASDAQ Stock Market; although EPC is not so listed, EPC has chosen to follow the NASDAQ rules as closely as possible. The Audit Committee met four (4) times in 2003. The responsibilities and activities of the Audit Committee are described in greater detail in the “Report of the Audit Committee”.

The Compensation Committee oversees the compensation structure for the Chairman, the President and the Chief Executive Officer, evaluates the performance and sets the compensation of such officers and administers the Company’s stock incentive plans. The Compensation Committee may retain, at the Company’s expense, such independent counsel or other advisors as it deems necessary. The current Compensation Committee members are Messrs. Knight, Schumacher, and Weisberg. The Compensation Committee met once in 2003. The activities of the Compensation Committee are described in greater detail in the “Compensation Committee Report on Executive Compensation”.

The Executive Committee, which consists of Messrs. Cresci and Livingston, can act in place of the full Board of Directors to the extent permitted by law. The Executive Committee did not meet in 2003.

The Board does not currently have a separate Nominating Committee responsible for identifying, reviewing and recommending nominees to serve as members of the Board. Instead, the entire Board of Directors fulfills this function, and each member of the Board participates in the consideration of director nominees. Given the small size

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

of the Company and its Board, the Board does not believe that creating a separate Nominating Committee would result in any greater efficiency in the nomination process or quality of nominees, and might, in fact, result in highly qualified nominees known to Board members not serving on such a committee not being considered. Therefore, the Board of Directors has concluded that the Company and its stockholders would be better served by having the entire Board of Directors act in place of a Nominating Committee.

Directors

The following table sets forth the age and principal occupation of each of our directors during the past five years. Except for Mr. Weisberg who is a trustee for Pacific Income Advisors, 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, and Chairman of Oceans Casino Cruises, Inc., 647 East Dania Beach Boulevard, Dania Beach, FL 33004; and Mr. Cooper who is an advisory director of Republic Financial Corporation, 3300 S. Parker Road, Aurora, CO 80014; and Mr. Knight who is a director of Avista Corporation, PO Box 3727, Spokane, WA 99220, and Alaska Air Group, Seattle, Washington 98268-0947 none of the other directors holds any other directorships in any company subject to the reporting requirements of the Securities Exchange Act of 1934 or in any company registered as an investment company under the Investment Company Act of 1940.

Name	Age	Principal Occupation
Joseph E. Cresci	61	Chairman and Director of Environmental Power Corporation (2003 – present); Chairman and Chief Executive Officer of Environmental Power Corporation (1982 – 2003)

Kamlesh R. Tejwani	43	President and Chief Executive Officer (2003 – present); President, Target Capital Corporation (1996 – 2003); Chairman and Chief Executive Officer, Air-Cure Technologies, Inc. (1990 – 1995)

Donald A. Livingston	61	Executive Vice President of Environmental Power Corporation (2003 – present); President of Microgy (July 2001 – present); President and Chief Operating Officer of Environmental Power Corporation (1991 – 2003);

John R. Cooper	56	President of Finance and Energy Advisory Services, LLC (2003—Present); Independent Director, Criimi Mae (2000 – 2003); Sr. Vice President, Treasurer and Principal Financial Officer, PG&E National Energy Group (1989 – 2003)

Robert I. Weisberg	57	Managing Partner, Alco Financial Services, LLC (1997 – present); Chairman, President and CEO, Oceans Casino Cruises, Inc. (2004 – present); Trustee, Pacific Income Advisors (1998 – present); President and Chief Executive Officer, Pro-Care Financial Group, Inc. (1994 – 1997)

August Schumacher, Jr.	64	Managing Director, Washington D.C. Operations, SJH and Co., (2001 – present); Consultant, W.K.K. Kellogg Foundation (2001 – present); Under Secretary of Farm and Foreign Agricultural Service, U.S. Dept of Agriculture (1997 – 2001); Administrator, Foreign Agricultural Service, U.S. Dept. of Agriculture (1994 – 1997); Senior Agricultural Project Manager, World Bank (1990 – 1994); Commissioner of Food and Agriculture, Commonwealth of Massachusetts (1984 – 1990)

Jessie J. Knight, Jr.	53	President and Chief Executive Officer, San Diego Regional Chamber of Commerce (1998 – Present); Director, Avista Corporation (1999 — Present); Director Alaska Air Group (2002 — Present); Commissioner, Electric, Gas and Telecommunications, California Public Utilities Commission (1993 – 1998)

Compensation of Directors

Each director of EPC who is not an officer or employee of EPC receives $2,000, plus expenses, for each scheduled meeting of the Board of Directors or non-coincident meeting of a board committee which he or she attends. In addition, the Chairman of the Audit Committee receives $4,000 for each meeting of the Audit Committee attended. Furthermore, under our 2002 Director Option Plan, each non-employee director first elected on or after July 25, 2002, the date of our 2002 Annual Meeting, receives 50,000 options on the date of such first election or appointment. In addition, regardless of when first elected, each non-employee director will receive a grant of 50,000 options on each anniversary date of such director’s election or appointment. The 2002 Director Option Plan was amended on July 25, 2003. As a result, each non-employee director receives 100,000 options on the date of the first board meeting following our annual meeting of stockholders.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

The following table shows the number of options granted to each director under the Amended 2002 Director Option Plan or other plans approved by shareholders and the number of shares of stock granted in lieu of cash.

Director	Options		Stock (1)
August Schumacher, Jr.	150,000	(2)	15,839
Robert I. Weisberg	100,000		15,839
John Cooper	100,000		—
Jessie Knight, Jr.	100,000		15,839

(1)	During 2003, certain directors received shares of stock in lieu of cash compensation for attending two scheduled meetings. The number of shares issued were based upon the closing price of the stock on the day of each of those meetings.
(2)	Mr. Schumacher received 50,000 options that were granted under the 2001 Incentive Compensation Plan.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Jessie Knight, Jr., August Schumacher, Jr., and Robert Weisberg. No member of the Compensation Committee is now an officer or an employee of EPC or any of its subsidiaries or has been at any time an officer or employee of EPC or any of its subsidiaries. Mr. Weisberg is a principal of Alco Financial Services, LLC, which was a lender to EPC. The loan transaction with Alco is described in “Certain Relationships and Related Transactions” below.

Policy Governing Security Holder Communications with the Board of Directors

The Board of Directors provides to every security holder the ability to communicate with the Board of Directors as a whole and with individual members of the Board of Directors through an established process for security holder communication as follows:

For security holder communication directed to the Board of Directors as a whole, security holders may send such communications to the attention of the Board of Directors via the method listed below:

U.S. Mail or Expedited Delivery Service:

Environmental Power Corporation

One Cate Street, 4th Floor

Portsmouth, NH 03801

Attention: Board of Directors

For security holder communication directed to an individual director in his or her capacity as a member of the Board of Directors, security holders may send such communication to the attention of the individual director via the method listed below:

U.S. Mail or Expedited Delivery Service:

Environmental Power Corporation

One Cate Street, 4th Floor

Portsmouth, NH 03801

Attention: [Name of Director]

The Company will forward by U.S. mail any such security holder communication to the Board of Directors or any individual director, as specified by the security holder. Complaints and general communications related to accounting matters will be referred to members of the Company’s Audit Committee.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

Executive Officers

Our executive officers, who are elected annually by the Board of Directors and serve at the discretion of the Board, are as follows:

Name	Age	Position
Joseph E. Cresci	61	Chairman

Kamlesh R. Tejwani	43	President and Chief Executive Officer

Donald A. Livingston	61	Executive Vice President

R. Jeffrey Macartney	49	Chief Financial Officer and Treasurer

Joseph E. Cresci, is a founder of EPC, and has served as Chairman since EPC’s inception in 1982 and as Chief Executive Officer from 1982 to July 2003. Mr. Cresci holds an A.B. degree from Princeton University and a law degree from Cornell Law School and was a member of the Pennsylvania and Massachusetts bars. Currently, Mr. Cresci is a member of the Boards of Directors of the Wang Center for the Performing Arts and the Commonwealth Shakespeare Company and is an overseer of the Boston Lyric Opera and the Huntington Theater Company, all in Boston, Massachusetts.

Kamlesh R. Tejwani became President and Chief Executive Officer of EPC, effective July 3, 2003. Mr. Tejwani served as President of Target Capital Corporation, a private equity firm, from May 1996 to June 2003. His responsibilities included structuring and implementing investments for an offshore investment fund and assisting operating companies in operational and strategic planning. From April 1990 until December 1995, he served as the Chairman and Chief Executive Officer of Air-Cure Technologies, Inc., a manufacturer and marketer of air pollution control systems.

Donald A. (Andy) Livingston, a director and a founder of EPC, has served as Executive Vice President from EPC’s inception and as President and Chief Operating Officer from September 1991 to July 2003. In addition, he serves as President and Chief Operating Officer of Microgy. Mr. Livingston was previously President and Chief Executive Officer of Green Mountain Outfitters, Inc., a manufacturer and distributor of industrial plastic parts. He has also been a partner in financial services firm, Capital Resources, Inc., where he was involved in obtaining debt and equity funds.

R. Jeffrey Macartney has been Chief Financial Officer of EPC since May 2002. Before joining Environmental Power, Mr. Macartney held a series of financial positions including Controller of Pitney Bowes Global Financial Services for four years from 1997 to 2001. Prior to Pitney Bowes, he worked as a business consultant from 1993 to 1997 and served as Senior Vice President of Finance and Administration for Bank Austria in San Francisco from 1989 to 1993.

Code of Ethics

EPC has not adopted a formal code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. EPC has not adopted such a formal code of ethics at this time due to the long-standing company policies already in place applicable to all employees, its emphasis on hiring persons of the highest integrity, and the close, collaborative manner in which the individuals fulfilling these functions work together. EPC will consider adopting such a code of ethics in the future as circumstances warrant.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

PROPOSAL ONE ~ ELECTION OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year and until their successors have been elected and qualified. Joseph E. Cresci, Donald A. Livingston, Kamlesh R. Tejwani, Robert I. Weisberg, John R. Cooper, Jessie J. Knight, Jr., and August Schumacher, Jr. have been nominated by the Board of Directors for election at the Meeting. All nominees are presently directors of the Company, having been elected at the Annual Meeting of Stockholders held on July 25, 2003 or by the Board of Directors to fill certain vacancies in accordance with the Company’s by-laws. The Company’s by-laws presently state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is seven.

No proxy may be voted for more people than the number of nominees listed above. Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual director (by striking that individual director’s name where indicated on the proxy) or for all directors will be voted FOR the election of all the nominees named above. Each of the nominees has expressed his ability and willingness to serve as a director of the Company. However, if any such nominee were to become unable or unwilling to serve, proxies may be voted for the election of some other person at the discretion of the proxy holders.

Board Recommendation

The Board of Directors recommends a vote FOR each of the nominees to the Board of Directors.

REPORT OF THE AUDIT COMMITTEE

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee operates under a written charter adopted by the Board of Directors in April 2001 and amended and restated in October 2003. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing an independent accountants’ report on such financial statements. The Audit Committee reviews with management the Company’s consolidated financial statements; reviews with the independent accountants their independent accountants’ report; and reviews the activities of the independent accountants. The Audit Committee approves the engagement of the independent accountants and recommends to the Board of Directors the appointment of the Company’s independent accountants each year. The Audit Committee also considers the adequacy of the Company’s internal controls and accounting policies. The Audit Committee is currently comprised of Messrs. Cooper and Knight. The board of directors of EPC has designated Mr. Cooper as an audit committee financial expert under Item 401(h) of Regulation S-K. Although the Company’s Common Stock is traded on the OTC Bulletin Board, and, therefore, the Company is not subject to the NASDAQ Marketplace Rules, each of the members of the Audit Committee is an “independent director” within the meaning of Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

The Audit Committee has reviewed and discussed the audited financial statements with management of the Company. The Audit Committee has discussed with the Company’s independent certified public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented. In addition, the Audit Committee has received the written disclosures and letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountants matters pertaining to their independence. The Audit Committee based upon the reviews and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for 2003 for filing with the Securities and Exchange Commission. The Audit Committee and Board of Directors has also recommended the selection of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2004.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

Respectfully submitted by the Audit Committee*

John R. Cooper

Jessie Knight, Jr.

*	The Audit Committee Report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT AUDITORS’ FEES

Deloitte & Touche LLP served as the Company’s independent auditors for the fiscal years ended December 31, 2002 and 2003, respectively. Deloitte & Touche LLP’s fees billed for professional services rendered to the Company for the fiscal years ended December 31, 2002 and 2003 are described below.

Audit Fees. Deloitte & Touche LLP billed EPC an aggregate of $141,800 and $149,500 in the fiscal years ended December 31, 2002 and 2003, respectively, for professional services rendered in connection with the audit of EPC’s financial statements and the reviews of financial statements included in each of EPC’s Quarterly Reports on Form 10-Q for the years indicated.

Tax Fees. Deloitte & Touche LLP billed EPC an aggregate of $3,750 and $18,090 for the fiscal years ended December 31, 2002 and 2003, respectively, for tax compliance, tax planning and tax advisory services rendered to EPC and its affiliates.

All Other Fees. Deloitte & Touche LLP billed EPC an aggregate of $0 and $3,500 for the fiscal years ended December 31, 2002 and 2003, respectively, for other services rendered during such years.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation of Executive Officers

Summary Compensation Table: The following table sets forth certain information with respect to the annual and long-term compensation of our Chief Executive Officer, Chief Operating Officer and each other executive officer earning in excess of $100,000 in salary and bonus in 2003 for the three fiscal years ended December 31, 2003. Such persons are referred to as the Named Executives.

Name Principal Position	Year	Annual Compensation			Long Term Compensation
		Salary		Bonus	Restricted Stock	Options
Joseph E. Cresci Chairman	2003 2002 2001	$ $ $	330,000 400,000 285,417	— — —	— — —	— — —

Kamlesh R. Tejwani President and Chief Executive Officer Mr. Tejwani joined EPC on July 3, 2003	2003 2002 2001		$110,913 — —	— — —	— — —	5,000,000 — —

Donald A. Livingston Executive Vice President	2003 2002 2001	$ $ $	378,900 400,000 285,417	— — —	— — —	— — —

R. Jeffrey Macartney Chief Financial Officer and Treasurer Mr. Macartney joined EPC on April 26, 2002	2003 2002 2001	$ $	148,667 109,333 —	— — —	— — —	300,000 100,000 —

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

Stock Option Grants: The following table contains information concerning the grant of stock options made during 2003 to the Named Executives.

2003 Option Grants	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees	Exercise Price (Avg.)	Expiration Date	Value of Options at Time of Issue
Joseph E. Cresci	—		0.00%	$—	—	$—
Kamlesh R. Tejwani	5,000,000	(1)	71.79%	$0.71	1/3/2011	$772,645	(2)
Donald A. Livingston	—		0.00%	$—	—	$—
R. Jeffrey Macartney	300,000	(3)	4.31%	$0.88	12/16/2013	$256,051	(4)

(1)	These options were issued outside of any compensation plan approved by security holders. On March 29, 2004, the Company and Mr. Tejwani entered into an amendment to the option agreement relating to these options pursuant to which 1,000,000 of these options were rescinded. The remaining options vest in two tranches of 2,500,000 options and 1,500,000 options upon the achievement of specific performance goals.
(2)	Calculated using Black-Scholes Option Pricing Model with the following assumptions: stock price of $0.20, annual volatility of 100.41%, no dividends, maturity of 8 years, and interest rate of 3.67%.
(3)	Options issued under the Company’s 2001 Stock Incentive Plan. Options vest as to 75,000 shares on each of the first four anniversaries of the October 29, 2003 grant date.
(4)	Calculated using Black-Scholes Option Pricing Model with the following assumptions: stock price of $0.88, annual volatility of 131.72%, no dividends, maturity of 10 years, and interest rate of 4.24%.

Option Exercises and Year-End Value Table: The following table sets forth information regarding the exercise of stock options during 2003 and the number and value of unexercised options held at December 31, 2003 by each Named Executive.

2003 Option Exercises & Year-End Option Values	Options Exercised		Number of Securities Underlying Unexercised Options		Value of Unexercised “In-the-Money” Options(1)
	Shares Acquired	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph E. Cresci	—	$—	—	—	$—	$—
Kamlesh R. Tejwani	—	$—	—	5,000,000	$—	$1,625,000
Donald A. Livingston	—	$—	—	—	$—	$—
R. Jeffrey Macartney	—	$—	25,000	375,000	$8,000	$30,000

(1)	Options are “in-the-money” if the fair market value of the underlying securities exceeds the exercise price of the options. The amounts set forth represent the difference between $0.90 per share, the closing price per share on December 31, 2003, and the exercise price of the option, multiplied by the applicable number of options.

Defined Benefit Pension Plan

Effective January 1, 1998, we established a non-contributory defined benefit pension plan covering all of our employees who are at least 21 years of age and who have completed at least one year of service. Under the Pension Plan, the benefits payable to each employee at the normal retirement age of 62 are based on years of service and compensation during the three consecutive years of the 10 years immediately preceding retirement which would yield the highest monthly benefit payment. Employees who have at least 20 years of service at the time of their retirement would receive the maximum retirement benefit. Our general funding policy is to contribute annually to the Pension Plan the maximum amount that can be deducted for Federal income tax purposes.

Effective January 1, 2003, we amended the Pension Plan to provide that benefits earned after 2002 will accrue at the rate of 1.5% of average compensation (with no cap on service) and will be payable at age 65 rather than age 62. Existing accrued benefits will remain intact. The amended Pension Plan has a two-year waiting period before employees enter the Pension Plan, rather than one year. Employees who join the Pension Plan after two years will be fully vested at that time.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

The following table shows the estimated annual pension benefits payable upon retirement to a participant of the Pension Plan for various salary levels and years of service.

Average Annual Compensation	Years of Service
	10	15	20	25
100,000	15,000	22,500	30,000	37,500
150,000	22,500	33,750	45,000	56,250
200,000	30,000	45,000	60,000	75,000
250,000	30,000	45,000	60,000	75,000

During fiscal year 2003, the maximum amount of annual compensation which may be included for Pension Plan purposes was $200,000. The figures shown above apply under the Pension Plan as amended. The benefit amounts listed are not subject to any deduction for Social Security or other offset amounts. As a result of limitations imposed under the Federal income tax law, the maximum annual benefit payable under the Pension Plan for the fiscal year ending December 31, 2003 is $160,000, although the amount will be actuarially adjusted in accordance with Federal income tax regulations if payments commence prior to or following age 65. As of December 31, 2003, Messrs. Cresci and Livingston each had over twenty years of credited service under the Pension Plan.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee of the Board of Directors determines the Company’s executive compensation policy and sets compensation for the Chairman (the “Chairman”), the Chief Executive Officer (the “CEO”), and the President.

The Compensation Committee’s policy is to offer the Chairman and the CEO competitive compensation packages that will permit the Company to attract and retain individuals with superior abilities and to motivate and reward such individuals on the basis of the Company’s performance in an appropriate fashion in the long-term interests of the Company and its stockholders. Currently, executive compensation is comprised of salary and cash bonuses that may be awarded from time to time, as well as long-term incentive opportunities in the form of stock options as warranted.

The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the Chairman and the CEO. While the Compensation Committee considers corporate performance measures such as net income, earnings per share, return on assets and return on equity, the Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major projects and demonstrated leadership ability. Base salaries for the Chairman and the CEO are established at levels considered appropriate in light of the duties and scope of responsibilities of each officer’s position. Salaries are generally reviewed periodically and adjusted as warranted to reflect individual officer performance. The Compensation Committee focuses primarily on total annual compensation, including incentive awards and benefits derived from other fringe benefits such as the Pension Plan, rather than base salary alone, as the appropriate measure of executive officer performance and contribution. Compensation decisions regarding executive officers other than the Chairman and CEO are made by the Chairman and CEO, in consultation with the Compensation Committee and the Chief Financial Officer.

In 2003, Mr. Cresci, the Company’s Chairman and Chief Executive Officer, agreed to reduce his base salary of $400,000 by $120,000, as a condition to his participation in the Company’s newly adopted 2003 Incentive Compensation Plan. No bonuses were paid to Mr. Cresci in 2003. Furthermore, the Compensation Committee considered Mr. Cresci’s substantial stock ownership and elected not to grant any options to him in 2003.

In July 2003, Mr. Cresci elected to give up his position as Chief Executive Officer, and Mr. Tejwani was hired to fill that role. In connection with the hiring of Mr. Tejwani, the Compensation Committee determined to pay him a base salary of $225,000, which the Compensation Committee believed to be commensurate with Mr. Tejwani’s experience and the level of compensation accorded to chief executive officers of similarly-situated companies. In addition, as part of his employment package as CEO, the Company made an option grant to acquire 5,000,000

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

shares of common stock to Mr. Tejwani, which was subsequently reduced to 4,000,000 shares in March 2004. See “Employment, Termination and Change-in-Control Arrangements” below. The Compensation Committee believed that it was important to give Mr. Tejwani a strong equity-based incentive given his lack of ownership of the Company’s stock, in order to more closely align his interests with those of the Company’s stockholders. The March 2004 amendment to Mr. Tejwani’s stock options was intended to tie the vesting of those options more closely with certain financing objectives important to the Company’s future growth and for which Mr. Tejwani has principal responsibility. Given the Company’s cash constraints, no bonus was paid to Mr. Tejwani for 2003.

In 1993, Congress enacted Section 162(m) of the Internal Revenue Code, which prevents publicly held corporations from deducting compensation in excess of $1 million paid to CEO’s and the four highest compensated officers unless the compensation is performance-based and certain other conditions are satisfied. The Compensation Committee takes the limitations of Section 162(m) into account in making its compensation decisions, but such limitations are not a determining factor. The Compensation Committee does not anticipate that the limitations of Section 162(m) would apply in any material respect to the Company’s current compensation arrangements, if at all.

Respectfully submitted by the Compensation Committee*

Jessie J. Knight, Jr.

August Schumacher, Jr.

Robert I. Weisberg

*	The Compensation Committee Report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

STOCK PERFORMANCE GRAPH

The following graph compares the Company’s cumulative stockholder return on its Common Stock with the return on the NASDAQ Market Index and with the SIC Code 4911 (Electric Services) Index for the five year period ended December 31, 2003.

The foregoing graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The stock price performance shown on the foregoing graph is not necessarily indicative of future price performance.

Employment, Termination and Change-in-Control Arrangements

On July 3, 2003, EPC and Mr. Tejwani executed an Employment Agreement and a related Non-Statutory Stock Option Agreement. These agreements were amended on March 29, 2004. Under the terms of the Employment Agreement, as amended, Mr. Tejwani is an “at will” employee until the Renewal Date, which is defined as the closing of the sale of equity securities of the Company or its subsidiary, Microgy Cogeneration Systems, Inc., referred to as Microgy, resulting in gross proceeds of at least $3,500,000. Provided that the Renewal Date occurs and neither the Company nor Mr. Tejwani has terminated his employment, Mr. Tejwani would be employed under the terms of the Employment Agreement until July 3, 2006. In accordance with the terms of the Employment Agreement, Mr. Tejwani receives an annual base salary of $225,000, subject to discretionary salary increases and annual discretionary bonuses determined by the Board of Directors. Other compensation and benefits include full health care coverage, paid vacation, the use of the company leased vehicle, and stock options under the terms of the Non-Statutory Stock Option Agreement. The original Non-Statutory Stock Option Agreement provided for options to acquire 5,000,000 shares of EPC’s common stock that would vest at exercise prices of $0.25, $1.00, and $1.50 over 3 different periods. The amended Non-Statutory Stock Option Agreement provides for options to acquire

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

4,000,000 shares of EPC’s common stock that are exercisable in two tranches. The first tranche consists of 2,500,000 options exercisable at $0.25. The second tranche consists of 1,500,000 options exercisable at $1.00. These options will vest upon the successful completion of one or more Qualified Financings, defined as the sale of equity securities of the Company or Microgy on or before July 3, 2006, provided that the first such financing results in gross proceeds of at least $3,500,000. The options will vest in the same percentage as the percentage of $8,000,000 which the gross proceeds in each Qualified Financing represents, with such percentage applied to the lower-priced options first. If Mr. Tejwani’s employment is terminated after the Renewal Date but before the ending date of July 3, 2006, he would receive a maximum of 12 months of salary and benefits.

In April 2002, EPC and Mr. Macartney executed summary terms applicable to Mr. Macartney’s employment as Chief Financial Officer of EPC. While not a formal employment agreement, such terms provide that Mr. Macartney receives a base salary of $160,000 annually, subject to discretionary salary increases and annual discretionary bonuses determined by the Company’s Chief Executive Officer. Mr. Macartney received a 100,000 share option grant in May 2002 upon election as CFO and is eligible for an annual discretionary option grant to be determined by the Chief Executive Officer. EPC provides a leased vehicle for Mr. Macartney’s use at a cost of $6,600 annually. Mr. Macartney is an at-will employee. However, in the event Mr. Macartney’s employment is terminated by Mr. Tejwani as a result of Mr. Tejwani’s desire to hire a new Chief Financial Officer or by a new Chief Executive Officer electing to hire a new Chief Financial Officer, Mr. Macartney will receive one year’s severance and benefits, including health coverage and use of the company leased vehicle for one year. Mr. Macartney would then also be granted an additional 100,000 options to purchase common stock. All such options, together with any options previously granted, would become immediately vested and would remain exercisable based on the dates in the stock option agreements. In the event Mr. Macartney’s employment is terminated for any other reason, he will receive six months severance and benefits, including but not limited to health coverage and use of the company leased vehicle for six months. The 100,000 options granted in May 2002 would become immediately vested and be exercisable based on the dates in the stock option agreement.

Certain Relationships and Related Transactions

During 1993 and 1995, Messrs. Cresci and Livingston exercised options to purchase shares of the Company’s Common Stock. As payment for the exercise price of these stock options, EPC accepted promissory notes payable upon our demand from Messrs. Cresci and Livingston aggregating $332,875 and $428,281, respectively. In 2000, EPC asked that a portion of these notes be repaid using the proceeds from bonuses due to concerns about ongoing cash requirements. In April 2001, the Company received $1,500,000 pursuant to a settlement of the Sunnyside litigation and Messrs. Cresci and Livingston were allowed to each borrow $100,000. As of December 31, 2003, Messrs. Cresci and Livingston had aggregate balances due to EPC of $186,875 and $410,498, respectively under these notes and loans. Interest on these notes and loans, which is payable monthly at the Applicable Federal Rate, amounted to $9,055 in the aggregate during 2003 and has been fully collected from Messrs. Cresci and Livingston. In September 1997, Mr. Weisberg exercised options to purchase 80,000 shares of the Company’s Common Stock. As payment for the exercise price of these stock options, we accepted a promissory note which is payable upon our demand from Mr. Weisberg in the amount of $48,575. Interest on this note, which is payable quarterly at the Applicable Federal Rate, amounted to $736 in 2003 and has been fully collected from Mr. Weisberg.

In accordance with applicable federal law, the Company has adopted a policy of not making any new loans to its officers or directors.

On September 14, 2001, we borrowed $750,000 from Alco Financial Services, LLC (“Alco”). Robert Weisberg, a Director of the Company, is the Managing Partner and a member of Alco. The loan was evidenced by a promissory note that bore interest at the prime rate plus 3.5%. We also paid an administrative fee of 0.6% per month and a commitment fee of $7,500 to secure the loan. The loan was secured by all of our assets (other than the stock of our subsidiary, Buzzard Power Corporation). In connection with the loan, we granted Alco five year warrants to purchase 50,000 shares of common stock at $0.60 per share. During 2003, we recognized interest expense and administrative fees of $75,252 for this loan. The loan was fully repaid in September 2003.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

On June 12, 2003 we granted August Schumacher, Jr. 50,000 options to purchase shares of common stock in lieu of cash compensation for services rendered as a Director of the Company. No compensation expense was recorded because the fair value of the options was equal to or below the exercise price.

On July 3, 2003, we entered into an Employment Agreement with Mr. Tejwani, and granted him an 5,000,000 option to purchase shares of common stock to Kamlesh R. Tejwani, President and Chief Executive Officer, as part of his compensation package. On March 29, 2004 this agreement was amended. See “Employment, Termination and Change-in-Control Arrangements” above for more information.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of EPC with the Securities and Exchange Commission, or SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all such forms they file.

We believe, based solely on our review of the copies of forms we have received, or written representations from certain reporting persons, that no additional forms were required for those persons and that our officers, directors and greater than ten-percent beneficial owners complied with all filing requirements applicable to them for 2003, except for the following:

2003 Section 16a Compliance

Individual	Form	Reason of Event - Transaction Code	Number of Shares/ Options Granted	Granted Under	Date of Event	Reporting Time Allowance	Date Form Filed with SEC	Filing Late by
Cooper, John R.	3	New Director			8/6/03	2	9/4/03	27 days

Cooper, John R.	4	A	100,000	Restated 2002 Director Option Plan	8/6/03	10	9/4/03	19 days

Knight Jr., Jessie J.	4	A	100,000	Restated 2002 Director Option Plan	10/27/03	2	10/30/03	1 day

Knight Jr., Jessie J.	4	J	15,839	2001 Stock Incentive Plan	8/8/03	2	9/16/03	37 days

Tejwani, Kamlesh R.	3	New Executive			7/3/03	10	7/31/03	18 days

Tejwani, Kamlesh R.	4	A	5,000,000	Option Outside of Plan	7/3/03	2	3/31/04	302* days

Weisberg, Robert	4	P	156,250	Private Placement	7/1/03	2	Not filed**

*	While the Company’s board of directors approved this option grant on July 3, 2003, the agreement documenting this option was not finalized until September 2003. The option agreement was then subsequently amended in December 2003 and March 2004. The failure to file the applicable Form 4 was due in part to the continuing changes in the underlying option agreement.
**	Please see footnote 4 to the table on page 4 setting forth the beneficial ownership of directors and officers. The Company is working with Mr. Weisberg to rectify the ownership records with respect to these shares and to file the required Form 4.

The Company has adopted procedures in order to assist its directors and officers in complying with their Section 16(a) reporting requirements in a more timely fashion.

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2005 Annual Meeting of Stockholders of the Company must be received at the Company’s principal executive offices (i) not later than January 18, 2005 or (ii) in the event the date of the 2005 Annual Meeting changes by more than 30 days from the Meeting, a reasonable time before the Company mails its proxy materials for the 2005 Annual Meeting. In order to avoid controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the Securities and Exchange Commission for stockholder proposals. If the Company does not receive notice of any matter that is to come before the stockholders at the 2005 Annual Meeting of Stockholders on or before (i) April 2, 2005, which corresponds to forty-five days before the date on which the Company first mailed this proxy statement, or (ii) in the event the date of the 2005 Annual Meeting changes by more than 30 days from the day of the year in 2004 that the Meeting was held, a reasonable time before the Company mails its proxy materials for the 2005 Annual Meeting, the proxy for the 2005 Annual Meeting of Stockholders may, pursuant to Rule 14a-4(c) of the Proxy Rules under the Securities Exchange Act of 1934, confer discretionary authority to vote on the matters presented. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1%, of the Company’s Common Stock for at least one year by the date the proposal is submitted, and must continue to hold those securities through the date of the 2005 Annual Meeting. Each stockholder may submit no more than one proposal for the 2005 Annual Meeting, and such proposal may not exceed 500 words.

OTHER MATTERS

The Board of Directors knows of no business that will be presented for consideration at the Meeting other than those matters described in this Proxy Statement. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

ANNUAL REPORT ON FORM 10-K

You may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission without charge by writing to: Investor Relations, Environmental Power Corporation, One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801.

The Company’s Annual Report on Form 10-K, as well as additional public filings, press releases and information about the Company, are also available on the internet from the Company’s web site which is located at www.environmentalpower.com.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled “Compensation Committee Report on Executive Compensation,” “Audit Committee Report” and “Stock Performance Graph” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Environmental Power Corporation, One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801, Telephone: (603) 431-1780. If you want to receive

ENVIRONMENTAL POWER CORPORATION

One Cate Street, 4th Floor

Portsmouth, New Hampshire 03801

separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

The Board of Directors hopes that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience. If you attend the Annual Meeting you may still vote your stock personally even though you may have already sent in your proxy.

Portsmouth, New Hampshire	By order of the Board of Directors

May 21, 2004	/s/ Joseph E. Cresci
Secretary

Appendix 1

ENVIRONMENTAL POWER CORPORATION

Amended and Restated Charter of

the Audit Committee of the Board of Directors

Originally Adopted in April 2001

Amended and Restated in October 2003

I.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors (the “Board”) of Environmental Power Corporation (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

•	Monitor the independence and performance of the Company’s internal and independent auditors.

•	Monitor compliance by the Company with legal and regulatory requirements.

•	Facilitate open communication among the Company’s independent auditors, internal auditors, employees, management, and the Board.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. The responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles (“GAAP”) or applicable law, or to guarantee the independent auditor’s report. In exercising its business judgment, the Audit Committee shall be entitled to rely on the information and advice provided by the Company’s management and its independent auditors. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

II.	Audit Committee Composition

The Audit Committee will consist of at least three (3) members of the Board, all of whom shall be independent, as determined in accordance with the applicable rules of the National Association of Securities Dealers (“NASD”), the New York Stock Exchange and Section 301 of the Sarbanes-Oxley Act of 2002 (together with the applicable rules thereunder, the “Sarbanes-Oxley Act”). The members of the Audit Committee will be appointed by and will serve at the discretion of the Board. The members of the Audit Committee shall each have the ability to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual report for fiscal years beginning with Fiscal Year 2003 filed with the Securities and Exchange Commission (the “SEC”)), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined and required by applicable SEC rules).

Notwithstanding the foregoing, to the extent that the Company’s securities are not listed for trading on the Nasdaq National Market, the New York Stock Exchange, or any other national securities exchange or national securities association, or the Company is not considered an “issuer” or “listed issuer” for purposes of the Sarbanes-Oxley Act, the Board may, in the exercise of its business judgment, vary the requirements for membership on the Audit Committee, to the extent that any such variation is permissible under applicable law and the Board determines that any such variation is in the best interests of the Company. Until such time as the Company’s securities are listed for trading on the Nasdaq National Market, the New York Stock Exchange, or any other national securities exchange or national securities association, the Board shall use the definition of “independence” found in the rules of the NASD applicable to companies with securities listed for trading on the Nasdaq National Market when evaluating the independence of the members or proposed members of the Audit Committee.

Audit Committee members shall be appointed by the Board at least annually. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Audit Committee members. The Chairman of the Committee shall have accounting or related financial management experience.

III.	Audit Committee Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures.

IV.	Audit Committee Compensation

The compensation of Audit Committee members shall be as determined by the Board (or a committee thereof other than the Audit Committee). No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board, the Audit Committee or any other committee of the Board.

V.	Audit Committee Responsibilities and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit proposed changes in the charter to the Board for approval and have the document published at least every three years (or more frequently, to the extent it is materially amended) in accordance with SEC regulations.

2.	Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

3.	Review the Company’s annual audited financial statements prior to filing or distribution. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

4.	The Audit Committee shall discuss with the independent auditors the auditors’ judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied to its financial reporting. The discussion shall include such issues as the clarity of the Company’s financial disclosures and the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosure.

5.	Based upon the discharge of its responsibilities under this Charter, and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether it will recommend to the Board that the Company’s audited financial statements be included in the Company’s annual reports on Form 10-K.

6.	Review with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Review all affiliated and related party transactions on an ongoing basis, approve any such transactions, and review disclosure of such transactions.

8.	Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

9.	In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include:

(a)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

(b)	Any changes required in the planned scope of the internal audit.

(c)	The internal audit department’s responsibilities, budget and staffing.

10.	Discuss with the national office of the independent auditors issues on which it was consulted by the Company’s audit team and matters of audit quality and consistency.

11.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution, including the results of the independent auditors’ review of the quarterly financial statements. Discuss any significant changes to the Company’s auditing and accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61, 71 and 90 prior to the filing or distribution of such quarterly financial statements. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the independent auditors.

12.	Review with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

13.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Without limiting the foregoing, the Audit Committee shall annually inform the independent auditor, the Chief Financial Officer, the Controller, and any other appropriate senior person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to his or her satisfaction. Where such communications are made to the Chair, he or she shall confer with the independent auditors concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the independent auditor or the Chair in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

14.	The Audit Committee shall coordinate the Board’s oversight of the Company’s internal accounting controls for financial reporting, the Company’s disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall receive and review the reports of the Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act and Rule 13a-14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Independent Auditors

15.	The independent auditors are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall review the independence and performance of the independent auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of the independent auditors when circumstances warrant. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditors, including resolution of any disagreements between the Company’s management and the independent auditors regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditors pursuant to the Exchange Act regarding:

(a)	critical accounting policies and practices;

(b)	alternative treatments within GAAP for policies and practices related to material items that have been discussed with the Company’s management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	other material written communications between the independent auditors and the Company’s management.

16.	The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditors. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditors established by the Audit Committee.

17.	The Audit Committee shall preapprove all services (audit and non-audit) to be provided to the Company by the independent auditors, as required by applicable SEC rules. The Audit Committee shall require the Company to make required disclosure in its SEC periodic reports relating to the approval by the Audit Committee of audit and non-audit services to be performed by the independent auditors and the fees paid by the Company for such services.

18.	On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence, receive periodic reports from the independent auditors regarding the auditors’ independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditors’ independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor. The Audit Committee shall ensure that it receives and reviews from the independent auditors the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1.

19.	Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

20.	Review the independent auditors’ audit plan – discuss scope, staffing, locations, reliance upon management, and general audit approach.

21.	If applicable, recommend to the Board guidelines for the Company’s hiring of employees of the independent auditors who were engaged on the Company’s account.

Legal Compliance

22.	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

23.	Annually prepare a report to shareholders as required by the rules and regulations of the SEC. The report should be included in the Company’s annual proxy statement.

24.	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

25.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

26.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

Form of Proxy Card

PROXY

ENVIRONMENTAL POWER CORPORATION

Proxy for the Annual Meeting of Stockholders to be held on June 23, 2004

This Proxy is solicited on behalf of the Board of Directors

of Environmental Power Corporation

The undersigned, revoking all prior proxies, hereby appoint(s) Joseph E. Cresci, Donald A. Livingston and R. Jeffrey Macartney, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of Environmental Power Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Harborside, 101 Harborside Drive, Boston, Massachusetts on Wednesday, June 23, 2004, at 11:00 a.m. E.D.T., local time, and at any adjournment thereof (the “Meeting”).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

(Continued, and to be signed, on reverse side)

Please date, sign and mail your

proxy card back as soon as possible!

Annual Meeting of Stockholders

ENVIRONMENTAL POWER CORPORATION

June 23, 2004

Please detach and mail in the envelope provided

☒ Please mark votes as in this example.

1. To elect the six (7) directors listed on the right for the ensuing year. For all nominees except the following nominee(s):	FOR all nominees (except as marked below) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐	Nominees: Joseph E. Cresci, Donald A. Livingston, Kamlesh R. Tejwani, John R. Cooper, Robert I. Weisberg, Jessie J. Knight, Jr. and August Schumacher, Jr.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Check here if the Securities and Exchange Commission’s “householding” rule applies to you and you wish to continue receiving separate proxy materials without participating in the rule. ☐

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Signature:                                                                                                          Date:

Signature:                                                                                                          Date:

NOTE:	Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, guardians, attorneys and corporate officers should add their titles.